Exhibit 99.2
Earnings Call 4Q 2024 January 24, 2025

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. SouthState Corporation (“SouthState” or the “Company”) cautions readers that forward looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic volatility risk, including inflation, potentially resulting in higher rates, deterioration in the credit markets, greater than expected noninterest expenses, excessive loan losses, or on the other hand lower rates, which also may have other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) risks related to the ability of the Company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (3) risks related to the merger and integration of SouthState and Independent Bank Group, Inc. (“Independent”) including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of Independent’s operations into SouthState’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate Independent’s businesses into SouthState’s businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, and (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (4) risks relating to the ability to retain our culture and attract and retain qualified people as we grow and are located in new markets, and being able to offer competitive salaries and benefits, including flexibility of working remotely or in the office; (5) deposit attrition, client loss or revenue loss following completed mergers or acquisitions that may be greater than anticipated; (6) credit risks associated with an obligor’s failure to meet the terms of any contract with SouthState Bank, N.A. (the “Bank”) or otherwise fail to perform as agreed under the terms of any loan-related document; (7) interest rate risk primarily resulting from our inability to effectively manage the risk, and their impact on the Bank’s earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the Bank’s loan and securities portfolios, and the market value of SouthState’s equity; (8) a decrease in our net interest income due to the interest rate environment; (9) liquidity risk affecting the Bank’s ability to meet its obligations when they come due; (10) unexpected outflows of uninsured deposits may require us to sell investment securities at a loss; (11) potential deterioration in real estate values; (12) the loss of value of our investment portfolio could negatively impact market perceptions of us and could lead to deposit withdrawals; (13) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (14) transaction risk arising from problems with service or product delivery; (15) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations; (16) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (17) volatility in the financial services industry (including failures or rumors of failures of other depository institutions), along with actions taken by governmental agencies to address such turmoil, could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; (18) the impact of competition with other financial institutions, including deposit and loan pricing pressures and the resulting impact, including as a result of compression to net interest margin; (19) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards, and contractual obligations regarding data privacy and cybersecurity; (20) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of special FDIC assessments, the Consumer Financial Protection Bureau regulations or other guidance, and the possibility of changes in accounting standards, policies, principles and practices; (21) risks related to the legal, regulatory, and supervisory environment, including changes in financial services legislation, regulation, policies, or government officials or other personnel; (22) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (23) reputation risk that adversely affects earnings or capital arising from negative public opinion including the effects of social media on market perceptions of us and banks generally; (24) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the Company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (25) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of changes in federal and state laws, regulations and guidance relating to climate change; (26) excessive loan losses; (27) reputational risk and possible higher than estimated reduced revenue from previously announced or proposed regulatory changes in the Bank’s consumer programs and products; (28) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (29) catastrophic events such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including public health crises and infectious disease outbreaks, as well as any government actions in response to such events, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (30) geopolitical risk from terrorist activities and armed conflicts that may result in economic and supply disruptions, and loss of market and consumer confidence; (31) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (32) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors; (33) ownership dilution risk associated with potential acquisitions in which SouthState’s stock may be issued as consideration for an acquired company; and (34) other factors that may affect future results of SouthState, as disclosed in SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements. All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

Ranked #14 by S&P Global Greenwich Excellence & Best Brand Awards for Small Business Banking from Coalition Greenwich $65 B Assets $48 B Loans Enhanced Scale Through IBTX Partnership 343 Branch Locations 12 of 15 Fastest Growing U.S. MSAs(2) #5 Largest Regional Bank in the South(3) Dominant Southern Franchise $55 B Deposits $7.4 B Market Cap 17 SOUTHSTATE CORPORATION OVERVIEW (1) Enhanced Scale Through IBTX Partnership $64B Assets $47B Loans $53B Deposits $10B Market Cap 343 Branch Locations 12 of 15 Fastest Growing U.S. MSAs(3) #5 Largest Regional Bank in the South(4) (1) ~ (4) For end note descriptions, see Earnings Presentation End Notes starting on slide 35. PROJECTED POPULATION GROWTH(2) Fastest-growing 20% of MSAs highlighted in blue 3

Local Market Leadership Our business model supports the unique character of the communities we serve and encourages decision making by the banker that is closest to the customer. Long-Term Horizon We think and act like owners and measure success over entire economic cycles. We prioritize soundness before short-term profitability and growth. Remarkable Experiences We will make our customers’ lives better by anticipating their needs and responding with a sense of urgency. Each of us has the freedom, authority and responsibility to do the right thing for our customers. Meaningful and Lasting Relationships We communicate with candor and transparency. The relationship is more valuable than the transaction. Greater Purpose We enable our team members to pursue their ultimate purpose in life—their personal faith, their family, their service to community. The WHAT The HOW Guiding Principles Core Values Leadership The WHY To invest in the entrepreneurial spirit, pursue excellence and inspire a greater purpose. 4

POSITIONED FOR THE FUTURE IN THE BEST GROWTH MARKETS IN AMERICA 5 $324 $352 $557 $770 $845 $888 $1,718 $2,727 AL SC CO VA NC GA FL TX GDP by State ($ in billions) The combined GDP of SouthState’s 8 state branch footprint would represent the world’s third largest economy. For end note descriptions, see Earnings Presentation End Notes starting on slide 35. 6.0% 6.0% 5.6% 4.8% 4.1% 3.5% 3.5% 2.7% 2.4% FL SC TX NC GA CO AL VA U.S. Projected Population Growth (2025-2030) $2.0B $2.2B $1.0B $0.6B $3.2B $2.1B $10.9B $12.2B $7.5B $6.8B $11.3B $6.3B Loans Deposits $3.7B $4.0B $9.2B $9.8B $3.6 $3.9 $4.1 $4.7 $8.2 $18.3 $29.2 UK India Japan Germany SSB Footprint China US GDP ($ in trillions)

Source: U.S. Census Bureau (Net Domestic Migration) PANDEMIC ACCELERATES POPULATION MIGRATION TO THE SOUTH 6 Top 10 States Net Domestic Migration 1. Florida 872,722 2. Texas 747,730 3. North Carolina 392,010 4. South Carolina 314,953 5. Arizona 252,654 6. Tennessee 252,180 7. Georgia 205,811 8. Idaho 120,350 9. Alabama 119,132 10. Oklahoma 93,218

INVESTMENT THESIS 7 • High growth markets • Granular, low-cost core deposit base • Strong credit quality and disciplined underwriting • Energetic and experienced management team with entrepreneurial ownership culture • True alternative to the largest banks with capital markets platform and upgraded technology solutions

Quarterly Results

HIGHLIGHTS | LINKED QUARTER Dollars in millions, except per share data (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 35. 9 3Q24 4Q24 GAAP Net Income $ 143.2 $ 144.2 EPS (Diluted) $ 1.86 $ 1.87 Return on Average Assets 1.25% 1.23 % Non-GAAP(1) Return on Average Tangible Common Equity 15.6% 15.1 % Non-GAAP, Adjusted(1) Net Income $ 145.7 $ 148.8 EPS (Diluted) $ 1.90 $ 1.93 Return on Average Assets 1.27% 1.27 % Return on Average Tangible Common Equity 15.9% 15.6%

QUARTERLY HIGHLIGHTS | 4Q 2024 (1)~(3) For end note descriptions, see Earnings Presentation End Notes starting on slide 35. 10 • Reported Diluted Earnings per Share (“EPS”) of $1.87; adjusted Diluted EPS (non-GAAP)(1) of $1.93 • Pre-Provision Net Revenue (“PPNR”)(non-GAAP)(2) of $199.7 million • Loans increased $355 million, or 4% annualized • Deposits increased $423 million, or 4% annualized • Net interest margin, non-tax equivalent and tax equivalent (non-GAAP)(3) of 3.48%, up 0.09% and 0.08%, respectively, from prior quarter • Total loan yield of 5.76%, down 0.10% from prior quarter • Total deposit cost of 1.75%, down 0.15% from prior quarter • Net charge-offs of $5.3 million, or 0.06% of average loans, annualized; recorded Provision for Credit Losses (“PCL”), of $6.4 million; total allowance for credit losses (“ACL”) plus reserve for unfunded commitments of 1.51% of loans • Efficiency ratio of 56% and adjusted efficiency ratio (non-GAAP)(1) of 54% Subsequent Events • Completed previously announced merger of Independent on January 1, 2025 • The Bank entered into an agreement on January 8, 2025 with entities affiliated with Blue Owl Real Estate Capital, LLC to sell branch properties and enter into triple net lease agreements with such purchasers on those same properties effective upon the closing of the sale

$354.2 $343.9 $350.3 $351.5 $369.8 3.48% 3.41% 3.44% 3.40% 3.48% 3.00% 3.25% 3.50% 3.75% 4.00% $200 $250 $300 $350 $400 4Q23 1Q24 2Q24 3Q24 4Q24 $ in millions Net Interest Income Net Interest Margin, TE (1) NET INTEREST MARGIN (1) Dollars in millions; Amounts may not total due to rounding. (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 35. 11

LOAN PRODUCTION VS LOAN GROWTH $2,181 $2,369 $1,459 $1,233 $1,352 $2,049 $1,648 $1,932 $519 $841 $480 $372 $279 $568 $314 $355 $— $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 $ in millions Loan Production Loan Portfolio Growth Dollars in millions (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 35. 12 (1) (1)

Balance Sheet

4Q23 1Q24 2Q24 3Q24 4Q24 DDA / Total Deposits 29% 28% 28% 28% 27% LOAN AND DEPOSIT TRENDS $32.4 $32.7 $33.2 $33.5 $33.9 $- $0.2B $0.4B $0.6B $0.8B $1.0B $1.2B $— $6 $12 $18 $24 $30 $36 $42 4Q23 1Q24 2Q24 3Q24 4Q24 $ in billions Loans (1) Dollars in billions Amounts may not total due to rounding. (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 35. 14 $10.6 $10.5 $10.4 $10.4 $10.2 $8.0 $7.9 $7.5 $7.6 $8.2 $14.2 $14.5 $14.6 $15.1 $15.5 $4.2 $4.3 $4.6 $4.7 $4.2 $37.0B $37.2B $37.1B $37.6B $38.1B $— $6 $12 $18 $24 $30 $36 $42 Deposits Noninterest-bearing Checking ("DDA") Interest-bearing Checking MMA & Savings Time Deposits Total Deposits

Investor CRE (2) 30% Consumer RE 26% Owner-Occupied CRE 17% C&I 18% CDL (1) 6% Cons / Other 3% TOTAL LOAN PORTFOLIO 15 Data as of December 31, 2024 Loan portfolio balances, average balances or percentage exclude loans held for sale; Amounts may not total due to rounding. (1)~(3) For end note descriptions, see Earnings Presentation End Notes starting on slide 35. Loan Type No. of Loans Balance Avg. Loan Balance Investor CRE 7,670 $ 10.0B $ 1,302,800 Consumer RE 46,005 8.7B 189,400 Owner-Occupied CRE 7,585 5.7B 753,700 C & I 19,049 6.2B 326,600 Constr., Dev. & Land 2,678 2.2B 815,600 Cons / Other(3) 50,525 1.0B 19,700 Total(3) 133,512 $ 33.8B $ 253,400 Loan Relationships Top 10 Represents ~ 3% of total loans Top 20 Represents ~ 4% of total loans Loans by Type Total Loans $33.9 Billion • SNC loans represent approximately 2% of total outstanding loans at December 31, 2024

45% 28% 27% Checking Accounts Composition Commercial Small Business Retail Noninterest-bearing Checking $10.2B Interest-bearing Checking $8.2B Savings $2.4B Money Market $13.1B Time Deposits $4.2B Data as of December 31, 2024 Dollars in billions except for average checking balances; Amounts may not total due to rounding. † & (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 35. 48% 43% 41% 39% 11% 18% 0% 20% 40% 60% 80% 100% SSB Peer Average (1) Deposit Mix vs. Peers Checking Accounts MM & Savings Time Deposits PREMIUM CORE † DEPOSIT FRANCHISE 16 Total Deposits $38.1 Billion Deposits by Type Checking Type Avg. Checking Balance Commercial $308,700 Small Business $39,000 Retail $9,100 Total Cost of Deposits 4Q24 SSB 175 bps Peer Average(1) 234 bps

Credit

0.57% 0.53% 0.60% 0.57% 0.63% —% 0.25% 0.50% 0.75% 1.00% 4Q23 1Q24 2Q24 3Q24 4Q24 Nonperforming Assets to Loans & OREO 0.58% 0.86% 0.91% 0.92% 1.15% 1.97% 2.20% 2.36% 2.36% 2.86% —% 1.00% 2.00% 3.00% 4.00% 4Q23 1Q24 2Q24 3Q24 4Q24 Criticized & Classified Asset Trends Special Mention / Assets Substandard / Assets ASSET QUALITY METRICS Dollars in millions 18 0.09% 0.03% 0.05% 0.07% 0.06% —% 0.25% 0.50% 0.75% 1.00% 4Q23 1Q24 2Q24 3Q24 4Q24 Net Charge-Offs to Loans • Current total reserve is over 8x last four years' cumulative net charge-offs

Dollars in millions (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 35. LOSS ABSORPTION CAPACITY TREND 19 $47.1 $33.1 $38.4 $32.7 $9.9 $12.7 $3.9 $(7.0) $6.4 $0.9 $1.0 $3.3 $13.2 $7.3 $2.7 $4.2 $6.1 $5.3 $(10) $- $10 $20 $30 $40 $50 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 $ in millions Provision for Credit Losses & Net Charge-Offs (Recoveries) Provision (Recovery) for Credit Losses Net Charge-Offs $356 $371 $427 $448 $457 $470 $472 $468 $465 $67 $85 $63 $62 $56 $53 $50 $42 $45 1.40% 1.48% 1.56% 1.59% 1.58% 1.60% 1.57% 1.52% 1.51% 1.00% 1.40% 1.80% 2.20% $150 $200 $250 $300 $350 $400 $450 $500 $550 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 $ in millions Total ACL(1) plus Reserve for Unfunded Commitments Total ACL Reserve for Unfunded Commitments % of Total Loans

(1) Yellow dot size represents outstanding loan exposure. 20 FRB KANSAS CITY EXPECTED OFFICE DEFAULT RATE STUDY – SSB GRANULAR OFFICE PORTFOLIO SHOWS MEANINGFULLY LOWER EXPECTED DEFAULT RATES Federal Reserve Bank of Kansas City: Expected Default Rates on Office Properties Increased With Property Size SouthState’s Office Portfolio by Property Size(1) • 50% of the portfolio is less than 50K square feet • 7% of the portfolio is greater than 200K square feet 0 5 10 15 20 25 0 50 100 150 200 250 300 350 400 450 500 K.C. FRB Default Probability % Office space, thousands of square feet < >

Capital

CAPITAL RATIOS 3Q24 4Q24(2) Tangible Common Equity(1) 8.9% 8.8 % Tier 1 Leverage 10.0% 10.0 % Tier 1 Common Equity 12.4% 12.6 % Tier 1 Risk-Based Capital 12.4% 12.6 % Total Risk-Based Capital 14.7% 15.0 % Bank CRE Concentration Ratio 227% 219 % Bank CDL Concentration Ratio 47% 41% (1)&(2) For end note descriptions, see Earnings Presentation End Notes starting on slide 35. 22

Appendix

38% 60% 2% Municipal Bond Rating AAA AA A Dollars in billions, unless otherwise noted; data as of December 31, 2024 Amounts may not total due to rounding. † , (1)~(4) For end note descriptions, see Earnings Presentation End Notes starting on slide 35. 2.45% 2.44% 2.48% 2.42% 2.50% 1.00% 1.30% 1.60% 1.90% 2.20% 2.50% 4Q23 1Q24 2Q24 3Q24 4Q24 Investment Securities Yield(2) HIGH QUALITY INVESTMENT PORTFOLIO 75% 10% 14% 0.4% Investment Portfolio† Composition Agency MBS(1) Treasury, Agency & SBA Municipal Corporates Type AFS HTM Balance Duration (yrs)(3,4) Balance Duration (yrs)(4) Agency MBS(1) $2.9B 5.6 $2.1B 6.1 Municipal 0.9B 10.1 — — Treasury, Agency & SBA 0.5B 4.6 0.2B 6.7 Corporates 0.03B 1.3 — — Total $4.3B 6.5 $2.3B 6.2 24 Total Investment Portfolio† $6.6 Billion • ~98% of municipal portfolio is AA or higher rated • ~$354 million in documented ESG investments and ~$183 million CRA eligible investments(4)

CURRENT & HISTORICAL 5 - QTR PERFORMANCE (1) 84% 83% 82% 82% 82% 16% 17% 18% 18% 18% $420M $416M $426M $427M $451M 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 0% 20% 40% 60% 80% 100% 4Q23 1Q24 2Q24 3Q24 4Q24 Revenue Composition NIM, TE / Revenue Noninterest Income / Revenue Avg. 10-year UST Total Revenue Dollars in millions (1)&(2) For end note descriptions, see Earnings Presentation End Notes starting on slide 35. $65 $72 $75 $75 $81 0.58% 0.64% 0.67% 0.65% 0.69% 0.5% 0.6% 0.7% 0.8% 0.9% 1.0% $— $20 $40 $60 $80 $100 4Q23 1Q24 2Q24 3Q24 4Q24 $ in millions Noninterest Income Noninterest Income Noninterest Income / Avg. Assets $355 $344 $350 $352 $370 3.48% 3.41% 3.44% 3.40% 3.48% 2.0% 2.5% 3.0% 3.5% 4.0% $200 $300 $400 4Q23 1Q24 2Q24 3Q24 4Q24 $ in millions Net Interest Margin (“NIM”, TE) NIM, TE ($) NIM, TE (%) 63% 57% 58% 56% 57% 56% 57% 56% 56% 54% —% 15% 30% 45% 60% 75% 90% 4Q23 1Q24 2Q24 3Q24 4Q24 Efficiency Ratio Efficiency Ratio Adjusted Efficiency Ratio 25 (2)

$(12.7) $(10.3) $(11.4) $(7.5) $(7.4) $16.1 $14.6 $16.3 $17.4 $20.9 ($10.0) ($5.0) $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $(15) $(10) $(5) $— $5 $10 $15 $20 $25 $30 $35 4Q23 1Q24 2Q24 3Q24 4Q24 $ in millions Correspondent Revenue Breakout ARC Revenues, gross Interest on VM FI Revenues Operational Revenues Total Revenues, gross • Provides capital markets hedging (ARC), fixed income sales, international, clearing and other services to over 1,200 financial institutions across the country CORRESPONDENT BANKING DIVISION 26 1,283 Financial Institution Clients (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 35. Correspondent banking and capital markets income, gross $ 16,081 $ 14,591 $ 16,267 $ 17,381 $ 20,905 Interest on centrally-cleared Variation Margin ("VM")(1) (12,677) (10,280) (11,407) (7,488) (7,350) Total Correspondent Banking and Capital Markets Income $ 3,404 $ 4,311 $ 4,860 $ 9,893 $ 13,555

Dollars in millions; amounts may not total due to rounding As reported by legacy Independent LEGACY INDEPENDENT SELECTED FINANCIAL HIGHLIGHTS 27 4Q24 Federal Funds Sold and Interest-Earning Deposits with Banks $ 949 Total Investment Securities 1,632 Total Loans 13,586 Total Interest-Earning Assets $ 16,191 Total Assets $ 17,566 Noninterest-Bearing Deposits $ 3,241 Interest-Bearing Deposits excluding Brokered Deposits 10,461 Brokered Deposits 1,505 Total Deposits $ 15,208 Total Cost of Deposits 2.94%

NON - GAAP RECONCILIATIONS – RETURN ON AVG. TANGIBLE COMMON EQUITY Dollars in thousands The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. 28 Return on Average Tangible Equity 3Q24 4Q24 Net income (GAAP) $ 143,179 $ 144,178 Plus: Amortization of intangibles 5,327 5,326 Effective tax rate 23% 23 % Amortization of intangibles, net of tax 4,089 4,099 Net income plus after-tax amortization of intangibles (non-GAAP) $ 147,268 $ 148,277 Average shareholders' common equity $ 5,748,170 $ 5,901,626 Less: Average intangible assets 1,998,618 1,992,972 Average tangible common equity $ 3,749,552 $ 3,908,654 Return on Average Tangible Common Equity (Non-GAAP) 15.6% 15.1%

NON - GAAP RECONCILIATIONS – ADJUSTED NET INCOME & ADJUSTED EARNINGS PER SHARE (“EPS”) Dollars in thousands, except for per share data (1) Includes pre-tax cyber incident costs of $329,000 and $56,000 for the quarters ended December 31, 2024, and September 30, 2024, respectively. 29 Adjusted Net Income 3Q24 4Q24 Net income (GAAP) $ 143,179 $ 144,178 Plus: Securities losses, net of tax — 38 Merger, branch consolidation, severance related and other expense, net of tax (1) 2,536 5,026 FDIC special assessment, net of tax — (478) Adjusted Net Income (Non-GAAP) $ 145,715 $ 148,764 Adjusted EPS 3Q24 4Q24 Diluted weighted-average common shares 76,805 76,958 Adjusted net income (non-GAAP) $ 145,715 $ 148,764 Adjusted EPS, Diluted (Non-GAAP) $ 1.90 $ 1.93

NON - GAAP RECONCILIATIONS – ADJUSTED RETURN ON AVG. ASSETS & AVG. TANGIBLE COMMON EQUITY Dollars in thousands The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. 30 Dollars in thousands, except for per share data Adjusted Return on Average Assets 3Q24 4Q24 Adjusted net income (non-GAAP) $ 145,715 $ 148,764 Total average assets 45,597,230 46,509,766 Adjusted Return on Average Assets (Non-GAAP) 1.27% 1.27% Adjusted Return on Average Tangible Common Equity 3Q24 4Q24 Adjusted net income (non-GAAP) $ 145,715 $ 148,764 Plus: Amortization of intangibles, net of tax 4,089 4,099 Adjusted net income plus after-tax amortization of intangibles (non-GAAP) $ 149,804 $ 152,863 Average tangible common equity $ 3,749,552 $ 3,908,654 Adjusted Return on Average Tangible Common Equity (Non-GAAP) 15.89% 15.56%

NON - GAAP RECONCILIATIONS – NET INTEREST MARGIN & CORE NET INTEREST INCOME (EXCLD. FMV & PPP ACCRETION) Dollars in thousands 31 Dollars in thousands, except for per share data Net Interest Margin - Tax Equivalent (Non-GAAP) 4Q23 1Q24 2Q24 3Q24 4Q24 Net interest income (GAAP) $ 354,231 $ 343,936 $ 350,259 $ 351,480 $ 369,779 Tax equivalent adjustments 659 528 631 486 547 Net interest income (tax equivalent) (Non-GAAP) $ 354,890 $ 344,464 $ 350,890 $ 351,966 $ 370,326 Average interest earning assets $ 40,465,377 $ 40,657,176 $ 41,011,662 $ 41,223,980 $ 42,295,376 Net Interest Margin - Tax Equivalent (Non-GAAP) 3.48% 3.41% 3.44% 3.40% 3.48% Core Net Interest Margin excluding FMV Accretion (Non-GAAP) 4Q23 1Q24 2Q24 3Q24 4Q24 Net interest income (GAAP) $ 354,231 $ 343,936 $ 350,259 $ 351,480 $ 369,779 Less: Total accretion on acquired loans 3,870 4,287 4,386 2,858 2,887 Core Net Interest Margin excluding FMV Accretion (Non-GAAP) $ 350,361 $ 339,649 $ 345,873 $ 348,622 $ 366,892

NON-GAAP RECONCILIATIONS – PPNR, ADJUSTED & CORRESPONDENT & CAPITAL MARKETS INCOME (UNAUDITED)

PPNR, Adjusted (Non-GAAP)

	4Q23	1Q24	2Q24	3Q24	4Q24
Net interest income (GAAP)	$ 354,231	$ 343,936	$ 350,259	$ 351,480	**$ 369,779**
Plus:					
Noninterest income	65,489	71,558	75,225	74,934	**80,545**
Less:					
Gains (losses) on sales of securities	(2)	—	—	—	**(50)**
Total revenue, adjusted (non-GAAP)	$ 419,722	$ 415,494	$ 425,484	$ 426,414	**$ 450,374**
Less:					
Noninterest expense	273,243	249,290	248,747	246,847	**256,609**
PPNR (Non-GAAP)	$ 146,479	$ 166,204	$ 176,737	$ 179,567	**$ 193,765**
Plus:					
Merger, branch consolidation, severance related and other expense [1]	1,778	4,513	5,785	3,304	**6,531**
FDIC Special Assessment	25,691	3,854	619	—	**(621)**
Total adjustments	$ 27,469	$ 8,367	$ 6,404	$ 3,304	**$ 5,910**
PPNR, Adjusted (Non-GAAP)	**$ 173,948**	**$ 174,571**	**$ 183,141**	**$ 182,871**	**$ 199,675**

Correspondent & Capital Markets Income

	4Q23	1Q24	2Q24	3Q24	4Q24
ARC revenues	$ (6,058)	$ (4,531)	$ (2,867)	$ 1,471	**$ 3,379**
FI revenues	6,447	5,999	5,746	4,937	**7,190**
Operational revenues	3,015	2,843	1,981	3,485	**2,986**
Total Correspondent & Capital Markets Income	**$ 3,404**	**$ 4,311**	**$ 4,860**	**$ 9,893**	**$ 13,555**

Dollars and weighted average commons share outstanding in thousands except per share data

(1) Includes pre-tax cyber incident costs of $329,000, $56,000, $3.5 million, and $4.4 million for the quarters ended December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024. respectively.

32

NON-GAAP RECONCILIATIONS – CURRENT & HISTORICAL: EFFICIENCY RATIOS (UNAUDITED)

Efficiency Ratio (Non-GAAP) & Adjusted Efficiency Ratio (Non-GAAP)

	4Q23	1Q24	2Q24	3Q24	4Q24
Noninterest expense (GAAP)	$ 273,243	$ 249,290	$ 248,747	$ 246,847	**$ 256,609**
Less: Amortization of intangible assets	6,615	5,998	5,744	5,327	**5,326**
Adjusted noninterest expense (non-GAAP)	$ 266,628	$ 243,292	$ 243,003	$ 241,520	**$ 251,283**
Net interest income (GAAP)	$ 354,231	$ 343,936	$ 350,259	$ 351,480	**$ 369,779**
Tax Equivalent ("TE") adjustments	659	528	631	486	**547**
Net interest income, TE (non-GAAP)	$ 354,890	$ 344,464	$ 350,890	$ 351,966	**$ 370,326**
Noninterest income (GAAP)	$ 65,489	$ 71,558	$ 75,225	$ 74,934	**$ 80,545**
Less: Losses on sales of securities	(2)	—	—	—	**(50)**
Adjusted noninterest income (non-GAAP)	$ 65,491	$ 71,558	$ 75,225	$ 74,934	**$ 80,595**
Efficiency Ratio (Non-GAAP)	**63%**	**58%**	**57%**	**57%**	**56%**
Noninterest expense (GAAP)	$ 273,243	$ 249,290	$ 248,747	$ 246,847	**$ 256,609**
Less:					
Merger, branch consolidation, severance related and other expense [(1)]	1,778	4,513	5,785	3,304	**6,531**
FDIC special assessment	25,691	3,854	619	—	**(621)**
Amortization of intangible assets	6,615	5,998	5,744	5,327	**5,326**
Total adjustments	$ 34,084	$ 14,365	$ 12,148	$ 8,631	**$ 11,236**
Adjusted noninterest expense (non-GAAP)	$ 239,159	$ 234,925	$ 236,599	$ 238,216	**$ 245,373**
Adjusted Efficiency Ratio (Non-GAAP)	**57%**	**56%**	**56%**	**56%**	**54%**

Dollars in thousands

(1) Includes pre-tax cyber incident costs of $329,000, $56,000, $3.5 million, and $4.4 million for the quarters ended December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024. respectively.

33

NON - GAAP RECONCILIATIONS – TANGIBLE COMMON EQUITY RATIO Dollars in thousands 34 Tangible Common Equity ("TCE") Ratio 3Q24 4Q24 Tangible common equity (non-GAAP) $ 3,909,639 $ 3,900,851 Total assets (GAAP) 46,082,647 46,381,204 Less: Intangible assets 1,994,941 1,989,564 Tangible asset (non-GAAP) $ 44,087,706 $ 44,391,640 TCE Ratio (Non-GAAP) 8.9% 8.8%

EARNINGS PRESENTATION END NOTES 35 Slide 3 End Notes (1) Financial metrics as of December 31, 2024 (*); market cap as of January 22, 2025 (2) Projected population growth shown as the percent growth 2025 – projected 2030 (3) Includes MSAs with greater than 1 million in total population in 2025 (4) Excludes Bank of America, Capital One Financial, and Truist Financial * The combined business basis financial pro forma data is as of December 31, 2024, and is based on the reported GAAP results of the Company and Independent for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All combined business basis financial information should be reviewed in connection with the historical information of the Company and Independent, as applicable. Slide 5 End Notes • Loans and deposits as of December 31, 2024; excludes $3.2B of loans and $5.0B of deposits from national lines of business and brokered deposits. • Country GDP as of 2024; State GDP as of 3Q24 • Sources: S&P Global, International Monetary Fund, US Bureau of Economic Analysis Slide 9 End Notes (1) The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income; other adjusted figures presented are also Non-GAAP financial measures that exclude the impact of losses on sales of securities, FDIC special assessment, and merger, branch consolidation, severance related and other expenses - See reconciliation of GAAP to Non-GAAP measures in Appendix. Slide 10 End Notes (1) Adjusted figures exclude the impact of losses on sales of securities, FDIC special assessment, and merger, branch consolidation, severance related and other expenses; Core net interest income excluding loan accretion is also a non-GAAP financial measure; Adjusted efficiency ratio is calculated by taking the noninterest expense excluding FDIC special assessment and merger, branch consolidation and severance related expenses and amortization of intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix. (2) Adjusted PPNR is a non-GAAP financial measures that exclude the impact of losses on sales of securities, FDIC special assessment, and merger, branch consolidation, severance related and other expenses - See reconciliation of GAAP to Non-GAAP measures in Appendix. (3) Tax equivalent NIM is a Non-GAAP financial measure - See reconciliation of GAAP to Non-GAAP measures in Appendix. Slide 11 End Notes (1) Tax equivalent NIM is a Non-GAAP financial measure - See reconciliation of GAAP to Non-GAAP measures in Appendix. Slide 12 End Notes (1) Excludes loans held for sale; loan production indicates committed balance total; loan portfolio growth indicates quarter-over-quarter loan ending balance growth, excluding loans held for sale. Slide 14 End Notes (1) Excludes loans held for sale. Slide 15 End Notes (1) CDL includes residential construction, commercial construction, and all land development loans. (2) Investor CRE includes nonowner-occupied CRE and other income producing property. (3) Excludes SELF loans acquired from ACBI.

EARNINGS PRESENTATION END NOTES 36 Slide 16 End Notes † Core deposits defined as non-time deposits (1) Source: S&P Global Market Intelligence; 4Q24 MRQs available as of January 22, 2025; Peers as disclosed in the most recent SSB proxy statement. Slide 19 End Notes (1) Unamortized discount on acquired loans was $37 million, $40 million, $43 million, $47 million, and $51 million for the quarters ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024, and December 31, 2023, respectively. Slide 22 End Notes (1) The tangible measures are non-GAAP measures and exclude the effect of period end intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix. (2) Preliminary Slide 24 End Notes † Investment portfolio excludes non-marketable equity. (1) MBS issued by U.S. government agencies or sponsored enterprises (commercial and residential collateral) (2) Investment securities yield include non-marketable equity and trading securities. (3) Excludes principal receivable balance as of December 31, 2024. (4) Based on current book value Slide 25 End Notes (1) Total revenue and noninterest income are adjusted by gains or losses on sales of securities and tax equivalent adjustments; Tax equivalent NIM, efficiency ratio and adjusted efficiency ratio are Non-GAAP financial measures; Adjusted Efficiency Ratio excludes the impact of FDIC special assessment and merger, branch consolidation, severance related and other expenses, losses on sales of securities, and amortization expense on intangible assets, as applicable – See Current & Historical Efficiency Ratios and Net Interest Margin reconciliation in Appendix. (2) Annualized Slide 26 End Notes (1) Interest on centrally-cleared variation margin (expense or income) is included in ARC revenue within Correspondent Banking and Capital Markets Income.